                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): February 18, 2003


                          New Horizons Worldwide, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                Delaware                                 0-17840                            22-2941704
----------------------------------------       --------------------------       -----------------------------------
      (State or Other Jurisdiction                     (Commission                       (I.R.S. Employer
            of Incorporation)                         File Number)                    Identification Number)


     1900 S. State College Boulevard, Suite 200, Anaheim, California                                     92806
-------------------------------------------------------------------------------------------------------------------
     (Address of Principal Executive Offices)                                                       (Zip Code)


Registrant's telephone number, including area code:     (714) 940-8000
                                                    ---------------------------


                                       N/A
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           OTHER EVENTS.

                  On February 18, 2003, New Horizons Worldwide, Inc. (the "Company") issued a press release, a copy of which is attached hereto as exhibit
99.1 and the contents of which are incorporated herein by reference, announcing that it had entered into a waiver extension (the "Extension"), dated as of the same date, with certain of its lenders regarding the scheduled restructuring of its credit facility. The Extension further extends the deadline for amending the Company's credit agreement to restructure its debt from February 18, 2003 to February 28, 2003.

Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c)      Exhibits.
                    --------

           99.1 Press release of New Horizons Worldwide, Inc. dated February 18, 2003.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NEW HORIZONS WORLDWIDE, INC.



Date:  February 19, 2003           By: /s/ Robert S. McMillan
                                       ----------------------------------------
                                       Robert S. McMillan
                                       Vice President, Treasurer, &
                                        Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit                   Description of Exhibit
-------                   ----------------------

 99.1    Press release of New Horizons Worldwide, Inc. dated February 18, 2003.





                                      E-1